UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2011

CENTENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31826 (Commission file number)	42-1406317 (IRS Employer Identification No.)

7700 Forsyth Boulevard, St. Louis, Missouri 63105

(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On April 26, 2011, the Company delivered notice of the full redemption, filed herewith as Exhibit 99.1 and incorporated herein by reference, to the registered holder of the Company’s outstanding $175,000,000 aggregate principal amount of 7¼% Senior Notes due 2014 (the Notes) in accordance with the terms of the Indenture, dated as of March 22, 2007 (the Indenture), by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee.  The Notes will be redeemed on May 27, 2011 (the Redemption Date).  Pursuant to the terms of the Indenture, the Notes outstanding will be due and payable on the Redemption Date at 103.625% of the aggregate principal amount redeemed plus accrued and unpaid interest to the Redemption Date.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

 At the 2011 Annual Meeting of Stockholders on April 26, 2011, the following actions were taken:

•	Michael F. Neidorff, Richard A. Gephardt, and John R. Roberts were re-elected as Class I Directors; and
•	The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was ratified; and
•	The proposal to approve the advisory vote on executive compensation was approved; and
•	The proposal to hold an advisory vote on executive compensation every year was approved.

The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on April 26, 2011 are as follows:

1.	Election of Directors:	For	Withheld	Broker Non-Votes
	Michael F. Neidorff	43,197,800	2,660,009	1,586,443
	Richard A. Gephardt	40,631,014	5,226,795	1,586,443
	John R. Roberts	44,392,717	1,465,092	1,586,443

		For	Against	Abstentions
2.	Ratification of KPMG LLP as registered public accountants	47,386,407	46,068	11,777

		For	Against	Abstentions	Broker Non-Votes
3.	Approval of the advisory vote on executive compensation	32,688,969	13,139,728	29,112	1,586,443

		One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4.	Advisory vote on the frequency of votes on executive compensation	40,025,544	2,235,690	3,584,018	12,557	1,586,443

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit relating to Item 2.04 shall be deemed to be furnished and not filed:

99.1 Notice of Redemption and Officers' Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011	CENTENE CORPORATION
	By:	/s/ WILLIAM N. SCHEFFEL
William N. Scheffel
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Notice* of Redemption and Officers' Certificate.

*	The notice is being furnished pursuant to Item 2.04, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended.